UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 14, 2006

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AURIGA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26013	84-1334687
(State of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

5555 Triangle Parkway, Suite 300
Norcross, Georgia	30092
(Address of principal executive offices)	(Zip Code)

(678) 282-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1—REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01      Entry Into a Material Definitive Agreement.

        On November 14, 2006, Auriga Laboratories, Inc., a Delaware corporation (the “Company”), and the Collard Family Limited Partnership, a Nevada limited partnership (“Collard”), entered into that certain Royalty Agreement (the “Agreement”). As consideration for the rights granted to Collard under the Agreement (as discussed below), Collard agreed to cancel that certain Unsecured Subordinated Promissory Note dated as of December 15, 2005 in the principal amount of $2,225,000, which had a maturity date of January 2, 2009 (the “Note”).

        The Agreement also provides:

•	For the payment of royalties to Collard at a rate of four percent (4%) of net sales of products in the Company’s Extendryl® product line (the “Product”);

•	That the Company will make a minimum quarterly payment to Collard of $25,000 and a maximum annual payment to Collard of $500,000; and

•	That if the U.S. Food and Drug Administration takes any action to prohibit or restrict the sale of the Product, and if such action results in net sales of the Product falling below the amount required to meet the minimum quarterly payment to Collard, then, during such time as the above conditions are in effect, the Company shall be obligated to continue to make the minimum quarterly payment to Collard and shall be required to annually issue to Collard that number of restricted shares of common stock of the Company equal to $100,000.

        The term of the Agreement expires upon aggregate payments to Collard of $4,000,000; although either the Company or Collard may terminate the Agreement for cause.

        Exclusive of the Agreement, Collard is also a stockholder of the Company. Collectively, Collard and its general partner (and his affiliates) beneficially hold (on an as-converted basis) approximately 9.42% of the outstanding shares of the Company as of the date of this Current Report on Form 8-K.

        The foregoing description of the Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of such document filed herewith.

Item 1.02       Termination of a Material Definitive Agreement.

        The information regarding the Note included under Item 1.01 above is incorporated herein by reference.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed herewith:

Exhibit Number	Document

10.1	Royalty Agreement dated as of November 14, 2006 entered into between Auriga Laboratories, Inc. and Collard Family Limited Partnership.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURIGA LABORATORIES, INC.
Date: November 15, 2006	By: /s/ Philip S. Pesin
Philip S. Pesin
Chief Executive Officer

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